UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2020

ARC GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54226	59-3649554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1409 Kinsley Ave., Ste. 2 Orange Park, FL	32073
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 741-5500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

On March 24, 2020, ARC Group, Inc. (the “Company”) dismissed Eide Bailly, LLC (“Eide Bailly”) as the Company’s independent registered public accounting firm. The decision was approved by the Company’s board of directors, which serves as the Company’s audit committee.

The report of Eide Bailly on the Company’s financial statements for the fiscal year ended December 31, 2018 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The Company has not yet completed its financial statements for the fiscal year ended December 31, 2019.

During the fiscal year ended December 31, 2018 and 2019, and the subsequent interim period preceding the dismissal of Eide Bailly on March 24, 2020, there were no disagreements with Eide Bailly on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to Eide Bailly’s satisfaction, would have caused Eide Bailly to make reference to the matter in its report, and there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided a copy of this disclosure to Eide Bailly and requested that Eide Bailly furnish a letter addressed to the SEC stating whether it agrees with the above statements or, if not, stating the respects in which it does not agree. The Company received the requested letter from Eide Bailly, a copy of which is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On March 24, 2020, the Company’s board of directors approved the engagement of M&K CPAS, PLLC (“M&K”) as the Company’s new independent registered public accounting firm for the Company’s fiscal year ending December 31, 2019.

During the fiscal years ended December 31, 2018 and 2019, and the subsequent interim period commencing on January 1, 2020 and ending on the date of M&K’s engagement, neither the Company nor anyone acting on its behalf consulted with M&K regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company’s financial statements, and neither a written report or oral advice was provided to the Company that M&K concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

16.1	Letter from Eide Bailly, LLP dated May 14, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARC GROUP, INC.

Dated: May 15, 2020	/s/ Alex Andre
Alex Andre
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from Eide Bailly, LLP dated May 14, 2020